Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
Fair Value Measurements
The authoritative guidance for fair value measurements establishes a three tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
Assets and Liabilities that are Measured at Fair Value on a Recurring Basis
Our financial instruments include cash equivalents, investment, accounts receivable, prepaid expenses, accounts payable, accrued expenses, credit facilities, and related party long-term debt. Fair value estimates of these instruments are made at a specific point in time, based on relevant market information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. The carrying amount of cash equivalents, investment, accounts receivable, prepaid expenses, accounts payable and accrued expenses are generally considered to be representative of their respective fair values because of the short-term nature of those instruments. The carrying amount of the credit facilities borrowings approximate their fair value as the interest rate of the credit facilities are substantially comparable to rates offered for similar debt instruments. The carrying value of long-term debt approximates its fair value as the borrowing rates are substantially comparable to rates available for loans with similar terms.
The following table provides information by level for liabilities that are measured at fair value using significant unobservable inputs (Level 3) (in thousands):

Warrant liability as of January 1, 2015	$—
Additions to warrant liability	1,925
Change in fair value of warrants	(478)
Warrant liability as of December 31, 2015	1,447
Change in fair value of warrants	(1,248)
Reclassification to equity	1
Warrant liability as of December 31, 2016	$200

The Company determined the estimated fair value of the warrant liability using a Black-Scholes model using similar assumptions as disclosed in Note 10 - Equity Incentive Plan.
Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis
The Company's non-financial assets such as goodwill, intangible assets and property and equipment are recorded at fair value when an impairment is recognized or at the time acquired in a business combination. As discussed in Note 3 - Business Combinations, the Company acquired assets related to the RDX® removable disk product lines during 2015 and recorded the acquired assets and liabilities, including goodwill, intangible assets and property and equipment at their estimated fair value. The determination of the estimated fair value of such assets required the use of significant unobservable inputs which would be considered Level 3 fair value measurements. As discussed in Note 6 - Intangible Assets and Goodwill, at December 31, 2016, the Company recorded impairment charges associated with goodwill and acquired intangible assets, and reduced the carrying amount of such assets subject to the impairment to their estimated fair value. At December 31, 2015, the Company recorded impairment charges associated with intangible assets and reduced the carrying amount of such assets subject to the impairment to their estimated fair value.